Exhibit 15.3

To the Board of Directors of

Vale S.A.

CONSENT OF QUALIFIED PERSON

Re:Annual Report on Form 20-F of Vale S.A. (“Vale”)

I, Alessandro Gomes Resende, in connection with Vale's Annual Report on Form 20-F for the year ended December 31, 2021 (the “Annual Report”), consent to:

a)

the public filing by Vale and use of the technical report titled “Technical Report Summary for Serra Sul Complex” (the “Technical Report”), with an effective date of December 31, 2021, and that was prepared in accordance with Subpart 1300 of Regulation S-K promulgated by the U.S. Securities and Exchange Commission, as an exhibit to and referenced in the Annual Report;

b)

the use of and references to my name, including my status as an expert or “qualified person” (as defined in Subpart 1300 of Regulation S-K promulgated by the U.S. Securities and Exchange Commission), in connection with the Annual Report and any such Technical Report;

c)

any extracts from or a summary of the Technical Report in the Annual Report and the use of any information derived, summarized, quoted or referenced from the Technical Report, or portions thereof, that was prepared by me, that I supervised the preparation of and/or that was reviewed and approved by me, that is included or incorporated by reference in the Annual Report; and

d)

the incorporation by reference of the Annual Report in the Registration Statements on Form F-3 of Vale S.A. (No. 333-258466) and Vale Overseas Limited (No. 333-258466-01) and Registration Statements on Form S-8 of Vale S.A. (No. 333-223718).

I am responsible for authoring, and this consent pertains to, Sections 1, 2, 3, 20, 21, 22, 23, 24 and 25 of the Technical Report. I certify that I have read the Annual Report and that it fairly and accurately represents the information in the sections of the Technical Report for which I am responsible.

Dated: April 08th, 2022.

/s/ Alessandro Gomes Resende
Alessandro Gomes Resende
Vale Qualified Professional for Iron Ore and Manganese
Engineer Specialist
PQR CBRR #021114

To the Board of Directors of

Vale S.A.

CONSENT OF QUALIFIED PERSON

Re:Annual Report on Form 20-F of Vale S.A. (“Vale”)

I, Arnor Barbosa de Couto Junior, in connection with Vale’s Annual Report on Form 20-F for the year ended December 31, 2021 (the “Annual Report”), consent to:

a)

the public filing by Vale and use of the technical report titled “Technical Report Summary for Serra Sul Complex” (the “Technical Report”), with an effective date of December 31, 2021, and that was prepared in accordance with Subpart 1300 of Regulation S-K promulgated by the U.S. Securities and Exchange Commission, as an exhibit to and referenced in the Annual Report;

b)

the use of and references to my name, including my status as an expert or “qualified person” (as defined in Subpart 1300 of Regulation S-K promulgated by the U.S. Securities and Exchange Commission), in connection with the Annual Report and any such Technical Report;

c)

any extracts from or a summary of the Technical Report in the Annual Report and the use of any information derived, summarized, quoted or referenced from the Technical Report, or portions thereof, that was prepared by me, that I supervised the preparation of and/or that was reviewed and approved by me, that is included or incorporated by reference in the Annual Report; and

d)

the incorporation by reference of the Annual Report in the Registration Statements on Form F-3 of Vale S.A. (No. 333-258466) and Vale Overseas Limited (No. 333-258466-01) and Registration Statements on Form S-8 of Vale S.A. (No. 333-223718).

I am responsible for authoring, and this consent pertains to, Sections 1, 2, 4, 12, 13, 15, 16, 17, 18, 19, 20, 21, 22, 23, 24 and 25 of the Technical Report. I certify that I have read the Annual Report and that it fairly and accurately represents the information in the sections of the Technical Report for which I am responsible.

Dated: April 08th, 2022.

/s/ Arnor Barbosa de Couto Junior
Arnor Barbosa de Couto Junior
Vale Qualified Professional for Iron Ore and Manganese
Mineral Reserves Technical Specialist
PQR CBRR #021102

To the Board of Directors of

Vale S.A.

CONSENT OF QUALIFIED PERSON

Re:Annual Report on Form 20-F of Vale S.A. (“Vale”)

I, Carlos Eduardo Reinaldo Delgado, in connection with Vale’s Annual Report on Form 20-F for the year ended December 31, 2021 (the “Annual Report”), consent to:

a)

the public filing by Vale and use of the technical report titled “Technical Report Summary for Serra Sul Complex” (the “Technical Report”), with an effective date of December 31, 2021, and that was prepared in accordance with Subpart 1300 of Regulation S-K promulgated by the U.S. Securities and Exchange Commission, as an exhibit to and referenced in the Annual Report;

b)

the use of and references to my name, including my status as an expert or “qualified person” (as defined in Subpart 1300 of Regulation S-K promulgated by the U.S. Securities and Exchange Commission), in connection with the Annual Report and any such Technical Report;

c)

any extracts from or a summary of the Technical Report in the Annual Report and the use of any information derived, summarized, quoted or referenced from the Technical Report, or portions thereof, that was prepared by me, that I supervised the preparation of and/or that was reviewed and approved by me, that is included or incorporated by reference in the Annual Report; and

d)

the incorporation by reference of the Annual Report in the Registration Statements on Form F-3 of Vale S.A. (No. 333-258466) and Vale Overseas Limited (No. 333-258466-01) and Registration Statements on Form S-8 of Vale S.A. (No. 333-223718).

I am responsible for authoring, and this consent pertains to, Sections 1; 2; 5; 6; 7; 8; 9; 20; 21; 22; 23; 24 and 25 of the Technical Report. I certify that I have read the Annual Report and that it fairly and accurately represents the information in the sections of the Technical Report for which I am responsible.

Dated: April 08th, 2022.

/s/ Carlos Eduardo Reinaldo Delgado
Carlos Eduardo Reinaldo Delgado
Vale Qualified Professional for Iron Ore and Manganese
Mineral Exploration Master Geologist
PQR CBRR #021101

To the Board of Directors of

Vale S.A.

CONSENT OF QUALIFIED PERSON

Re:Annual Report on Form 20-F of Vale S.A. (“Vale”)

I, Evandro Machado da Cunha Filho, in connection with Vale’s Annual Report on Form 20-F for the year ended December 31, 2021 (the “Annual Report”), consent to:

a)

the public filing by Vale and use of the technical report titled “Technical Report Summary for Serra Sul Complex” (the “Technical Report”), with an effective date of December 31, 2021, and that was prepared in accordance with Subpart 1300 of Regulation S-K promulgated by the U.S. Securities and Exchange Commission, as an exhibit to and referenced in the Annual Report;

b)

the use of and references to my name, including my status as an expert or “qualified person” (as defined in Subpart 1300 of Regulation S-K promulgated by the U.S. Securities and Exchange Commission), in connection with the Annual Report and any such Technical Report;

c)

any extracts from or a summary of the Technical Report in the Annual Report and the use of any information derived, summarized, quoted or referenced from the Technical Report, or portions thereof, that was prepared by me, that I supervised the preparation of and/or that was reviewed and approved by me, that is included or incorporated by reference in the Annual Report; and

d)

the incorporation by reference of the Annual Report in the Registration Statements on Form F-3 of Vale S.A. (No. 333-258466) and Vale Overseas Limited (No. 333-258466-01) and Registration Statements on Form S-8 of Vale S.A. (No. 333-223718).

I am responsible for authoring, and this consent pertains to, Sections 1, 2, 5, 6, 8, 9, 11, 20, 21, 22, 23, 24 and 25 of the Technical Report. I certify that I have read the Annual Report and that it fairly and accurately represents the information in the sections of the Technical Report for which I am responsible.

Dated: April 08th, 2022.

/s/ Evandro Machado da Cunha Filho
Evandro Machado da Cunha Filho
Vale Qualified Professional for Iron Ore and Manganese
Mineral Resources – Specialist Geologist/Geostatistician
Member of AusIMM #230572

To the Board of Directors of

Vale S.A.

CONSENT OF QUALIFIED PERSON

Re:Annual Report on Form 20-F of Vale S.A. (“Vale”)

I, Guilherme Paiva da Silva, in connection with Vale’s Annual Report on Form 20-F for the year ended December 31, 2021 (the “Annual Report”), consent to:

a)

the public filing by Vale and use of the technical report titled “Technical Report Summary for Serra Sul Complex” (the “Technical Report”), with an effective date of December 31, 2021, and that was prepared in accordance with Subpart 1300 of Regulation S-K promulgated by the U.S. Securities and Exchange Commission, as an exhibit to and referenced in the Annual Report;

b)

the use of and references to my name, including my status as an expert or “qualified person” (as defined in Subpart 1300 of Regulation S-K promulgated by the U.S. Securities and Exchange Commission), in connection with the Annual Report and any such Technical Report;

c)

any extracts from or a summary of the Technical Report in the Annual Report and the use of any information derived, summarized, quoted or referenced from the Technical Report, or portions thereof, that was prepared by me, that I supervised the preparation of and/or that was reviewed and approved by me, that is included or incorporated by reference in the Annual Report; and

d)

the incorporation by reference of the Annual Report in the Registration Statements on Form F-3 of Vale S.A. (No. 333-258466) and Vale Overseas Limited (No. 333-258466-01) and Registration Statements on Form S-8 of Vale S.A. (No. 333-223718).

I am responsible for authoring, and this consent pertains to, Sections 1, 2, 12, 13, 15, 20, 21, 22, 23, 24 and 25 of the Technical Report. I certify that I have read the Annual Report and that it fairly and accurately represents the information in the sections of the Technical Report for which I am responsible.

Dated: April 08th, 2022.

/s/ Guilherme Paiva da Silva
Guilherme Paiva da Silva
Vale Qualified Professional for Iron Ore and Manganese
Mineral Reserves Specialist Mining Engineer
PQR CBRR #021110

To the Board of Directors of

Vale S.A.

CONSENT OF QUALIFIED PERSON

Re: Annual Report on Fonn 20-F of Vale S.A. ("Vale")

I, Helder Canno dos Reis, in connection with Vale 's Annual Report on Fonn 20-F for the year ended December 31, 2021 (the “Annual Report”), consent to:

a)	the public filing by Vale and use of the technical report titled “Technical Report Summary for Serra Sul Complex” (the “Technical Report”), with an effective date of December 31, 2021, and that was prepared in accordance with Subpart 1300 of Regulation S-K promulgated by the U.S. Securities and Exchange Commission, as an exhibit to and referenced in the Annual Report;

b)	the use of and references to my name, including my status as an expert or ”qualified person” (as defined in Subpart 1300 of Regulation S-K promulgated by the U.S. Securities and Exchange Commission), in connection with the Annual Report and any such Technical Report:

c)	any extracts from or a summary of the Technical Report in the Annual Report and the use of any information derived , summarized quoted or referenced from the Technical Repo1t, or portions thereof , that was prepared by me, that I supervised the preparation of and/or that was reviewed and approved by me, that is included or incorporated by referen ce in the Annual Report: and

d)	the incorporation by reference of the Annual Report in the Registration Statements on Form F-3 of Vale S.A. (No. 333-258466) and Vale Overseas Limited No. 333-258466-01) and Registration Statements on Form S-8 of Vale S.A. (No. 333-223718).

I am responsible for authoring, and this consent pertains to, Sections L 2, 12, 13, 15, 20, 21, 22, 23, 24 and 25 of the Technical Report. I certify that I have read the Annual Report and that it fairly and accurately represents the information in the sections of the Technical Report for which I am responsible.

Dated: April 08th, 2022.

/s/ Helder Carmo dos Reis
Hely Simoes Gurgel
Vale Qualified Professional for Iron Ore and Manganese
Mineral Reserves Engineer Specialist
PQR CBRR #021111

To the Board of Directors of

Vale S.A.

CONSENT OF QUALIFIED PERSON

Re:Annual Report on Form 20-F of Vale S.A. (“Vale”)

I, Hely Simões Gurgel, in connection with Vale’s Annual Report on Form 20-F for the year ended December 31, 2021 (the “Annual Report”), consent to:

a)

the public filing by Vale and use of the technical report titled “Technical Report Summary for Serra Sul Complex” (the “Technical Report”), with an effective date of December 31, 2021, and that was prepared in accordance with Subpart 1300 of Regulation S-K promulgated by the U.S. Securities and Exchange Commission, as an exhibit to and referenced in the Annual Report;

b)

the use of and references to my name, including my status as an expert or “qualified person” (as defined in Subpart 1300 of Regulation S-K promulgated by the U.S. Securities and Exchange Commission), in connection with the Annual Report and any such Technical Report;

c)

any extracts from or a summary of the Technical Report in the Annual Report and the use of any information derived, summarized, quoted or referenced from the Technical Report, or portions thereof, that was prepared by me, that I supervised the preparation of and/or that was reviewed and approved by me, that is included or incorporated by reference in the Annual Report; and

d)

the incorporation by reference of the Annual Report in the Registration Statements on Form F-3 of Vale S.A. (No. 333-258466) and Vale Overseas Limited (No. 333-258466-01) and Registration Statements on Form S-8 of Vale S.A. (No. 333-223718).

I am responsible for authoring, and this consent pertains to, Sections 1, 2, 10, 14, 20, 21, 22, 23,24 and 25 of the Technical Report. I certify that I have read the Annual Report and that it fairly and accurately represents the information in the sections of the Technical Report for which I am responsible.

Dated: April 08th, 2022.

/s/ Hely Simoes Gurgel
Hely Simoes Gurgel
Vale Qualified Professional for Iron Ore and Manganese
Process Development Specialist Engineer
PQR CBRR #021116

To the Board of Directors of

Vale S.A.

CONSENT OF QUALIFIED PERSON

Re:Annual Report on Form 20-F of Vale S.A. (“Vale”)

I, Teófilo Aquino Vieira da Costa, in connection with Vale’s Annual Report on Form 20-F for the year ended December 31, 2021 (the “Annual Report”), consent to:

a)

the public filing by Vale and use of the technical report titled “Technical Report Summary for Serra Sul Complex” (the “Technical Report”), with an effective date of December 31, 2021, and that was prepared in accordance with Subpart 1300 of Regulation S-K promulgated by the U.S. Securities and Exchange Commission, as an exhibit to and referenced in the Annual Report;

b)

the use of and references to my name, including my status as an expert or “qualified person” (as defined in Subpart 1300 of Regulation S-K promulgated by the U.S. Securities and Exchange Commission), in connection with the Annual Report and any such Technical Report;

c)

any extracts from or a summary of the Technical Report in the Annual Report and the use of any information derived, summarized, quoted or referenced from the Technical Report, or portions thereof, that was prepared by me, that I supervised the preparation of and/or that was reviewed and approved by me, that is included or incorporated by reference in the Annual Report; and

d)

the incorporation by reference of the Annual Report in the Registration Statements on Form F-3 of Vale S.A. (No. 333-258466) and Vale Overseas Limited (No. 333-258466-01) and Registration Statements on Form S-8 of Vale S.A. (No. 333-223718).

I am responsible for authoring, and this consent pertains to, Sections 1, 2, 7, 13, 20, 21, 22, 23, 24 and 25 of the Technical Report. I certify that I have read the Annual Report and that it fairly and accurately represents the information in the sections of the Technical Report for which I am responsible.

April 8th, 2022.

/s/ Teofilo Aquino Vieira da Costa
Teofilo Aquino Vieira da Costa
Vale Qualified Professional for Iron Ore and Manganese
Mineral Reserves Technical Specialist
PQR CBRR #021109